UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 18, 2013
LIBERTY INTERACTIVE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

12300 Liberty Blvd.
Englewood, Colorado 80112
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5300
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Press Release Regarding Results of Tender Offers

On March 18, 2013, QVC, Inc. (“QVC”), an indirect wholly owned subsidiary of Liberty Interactive Corporation, announced the final results of its previously announced cash tender offer for any and all of its outstanding $500 million in aggregate principal amount of 7.125% senior secured notes due 2017 (the “Any and All Notes”) and the preliminary results of its previously announced cash tender offer (together with the cash tender offer for the Any and All Notes, the “Tender Offers”) for up to $250 million in aggregate principal amount of its 7.50% senior secured notes due 2019 (the “Dutch Auction Notes”). The expiration date for the Tender Offer for the Any and All Notes and the early tender deadline for the Tender Offer for the Dutch Auction Notes was 5:00 p.m., New York City time, on March 15, 2013. The Tender Offer for the Dutch Auction Notes will expire at 11:59 p.m., New York City time, on April 1, 2013. The full text of the press release announcing the results of the Tender Offers is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

Press Release Regarding Senior Secured Notes

On March 18, 2013, QVC announced the completion of the previously announced offering (the “Notes Offering”) of $750 million principal amount of new 4.375% senior secured notes due 2023 and $300 million principal amount of new 5.950% senior secured notes due 2043 (collectively, the “Notes”). The Notes will be secured by a first-priority lien on QVC's capital stock. The net proceeds from the Notes Offering will be used, together with cash on hand, to fund QVC's Tender Offers. To the extent that the net proceeds from the sale of the Notes exceed the amount of funds required to purchase the notes tendered in the Tender Offers, then any excess funds will be used for general corporate purposes.

The Notes were offered pursuant to an exemption under the Securities Act of 1933, as amended (the “Securities Act”), only to qualified institutional buyers as permitted under Rule 144A of the Securities Act, or outside the United States to certain persons in reliance on Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements of the Securities Act. In connection with the Notes Offering, QVC has agreed, subject to certain conditions, to file a registration statement with the Securities and Exchange Commission with respect to an offer to exchange the Notes for registered notes having substantially identical terms.

The full text of the press release announcing the completion of the Notes Offering is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

This Current Report on Form 8-K and the press releases attached hereto as Exhibits 99.1 and 99.2 are being furnished to the SEC under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01.  Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description

99.1	Press Release issued on March 18, 2013 regarding the Tender Offers.
99.2	Press Release issued on March 18, 2013 regarding the Notes.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 22, 2013

LIBERTY INTERACTIVE CORPORATION

By:	/s/ Wade Haufschild
	Name:	Wade Haufschild
	Title:	Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued on March 18, 2013 regarding the Tender Offers.
99.2	Press Release issued on March 18, 2013 regarding the Notes.